UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2015

MERIDIAN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36573	46-5396964
(State or Other Jurisdiction)	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2015, the stockholders of Meridian Bancorp, Inc. (the “Company”) approved the Meridian Bancorp, Inc. 2015 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on August 18, 2015. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of the Company held on September 17, 2015, the Company’s stockholders voted on the following matters:

1.	The election of the following four individuals to serve on the Company’s Board of Directors for three-year terms and until their successors have been duly elected:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Marilyn A. Censullo	40,081,807	1,779,342	8,494,264
Richard J. Gavegnano	39,901,175	1,959,974	8,494,264
Edward L. Lynch	39,417,429	2,443,720	8,494,264
Gregory F. Natalucci	40,073,609	1,787,540	8,494,264

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of the Company for the year ending December 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
49,484,872	238,466	632,075	—

3.	An advisory (non-binding) resolution to approve the Company’s executive compensation as described in the proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,000,693	2,174,276	1,686,180	8,494,264

4.	The frequency of which stockholders will vote on the Company’s executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
35,726,204	920,773	3,883,408	1,330,764	8,494,264

5.	A proposal to approve the Meridian Bancorp, Inc. 2015 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,022,178	2,222,302	1,616,669	8,494,264

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Meridian Bancorp, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on August 18, 2015 (File No. 001-36573))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN BANCORP, INC.

DATE: September 17, 2015	By:	/s/ Mark L. Abbate
Mark L. Abbate
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Meridian Bancorp, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on August 18, 2015 (File No. 001-36573))